UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2011

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

610 Lincoln Street North, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 28, 2011, BG Medicine, Inc. (the “Company”) issued a press release announcing that the Company has filed a 510(k) premarket notification (the “510k Notification”) with the U.S. Food and Drug Administration for regulatory clearance of the Company’s AMIPredict cardiovascular diagnostic test.

A copy of the press release is being filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated December 28, 2011 announcing the Company’s filing of the 510k Notification.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: December 28, 2011	/s/ Pieter Muntendam, M.D.
Pieter Muntendam, M.D.
President & Chief Executive Officer